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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                            PURSUANT TO 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: July 21, 2003

Commission File Number    014612
                          -------


                               WAYNE BANCORP, INC
                               ------------------
             (Exact name of registrant as specified in its charter)

           Ohio                                                 34-1516142
           ----                                                 ----------
(State or other jurisdiction of                               (IRS Employer
  incorporation or organization)                           Identification No.)

           112 West Liberty Street, P.O. Box 757, Wooster, Ohio 44691
           ----------------------------------------------------------
                    (Address of principal executive offices)

                                 (330) 264-1222
                                 --------------
              (Registrant's telephone number, including area code)

                                                                              1.


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ITEM 5. OTHER EVENTS

On July 18, 2003, the Company issued the following press release:

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a) Financial Statements

None. The financial information included in this report is not required to be filed as part of this report.

(b) Pro Forma Financial Information

None.

(c) Exhibits

Exhibit 99 Wayne Bancorp, Inc. Press Release dated July 18, 2003 titled "Wayne Bancorp, Inc. Reports Increases in 2003 Year to Date Net Income and Earnings Per Share."



                                                                              2.

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                                   SIGNATURES



Pursuant to the requirement of the Securities Exchange Act of 1934, the small business issuer has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  July 18, 2003                   \s\ David P. Boyle
       -------------                   ------------------
                                       David P. Boyle
                                       President and Chief Executive Officer

Date:  July 18, 2003                   \s\ John A. Lende
       -------------                   -----------------
                                       John A. Lende
                                       Secretary and Treasurer

                                                                              3.